ACQUISITION (Tables)	12 Months Ended
Mar. 31, 2025
Disclosure of detailed information about business combination [abstract]
Disclosure of detailed information about business combination	The consideration for the acquisition and measurement of assets acquired and liabilities assumed, as well as goodwill, in accordance with IFRS 3 - Business Combinations, is as follows:

Acquisition Summary
Share Consideration	$53,481
Fair value of purchaser consideration	$53,481

Allocation of Purchase Price
Cash	$7,632
Current assets	$510
Net equipment	$37
Intellectual property	$29,339
Right of use asset	$412
Lease liability	$(415)
Liabilities assumed	$(6,686)
Goodwill	$22,652
Total allocation of purchase price	$53,481
The following revenue and net loss is attributable to Small Pharma for the period from the Acquisition date to March 31, 2024 and included in these consolidated financial statements for the comparative year.

Revenue	$—
Net loss	$(1,666)